Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of United Agri Products, Inc. (the “Company”) on Form 10-K for the period ended February 27, 2005 filed with the Securities and Exchange Commission (the “Report”), David W. Bullock, Executive Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that, to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David W. Bullock
David W. Bullock
Executive Vice President and Chief Financial Officer